Joy Fan PRESIDENT & CEO, CHINA CHINA: A BLUEPRINT FOR CONSUMER- CENTRIC GROWTH Exhibit 99.4

THE NEXT CHINA IS STILL CHINA ELC CHINA IS POSITIONED TO WIN IN CHINA

CHINA REMAINS A KEY MARKET FOR PRESTIGE BEAUTY, WITH MEANINGFUL GROWTH OPPORTUNITIES

LARGE AND GROWING

Prestige Market Size[1]


CAGR:
4%-6%
3X
$8B
$27B
$32-$36B
CY15
CY25
CY30

China's prestige beauty market has **tripled** over the past 10 years, with **sizeable growth** still ahead

ONGOING PREMIUMIZATION

Beauty Market Size[1]


$33B
$58B
Mass
Prestige
76%
24%
54%
46%
CY15
CY25

Prestige's share in beauty expanded significantly over the past decade, fueled by sustained **consumer trade-up**

Per Capita Prestige Spend[1]
(CY25)


8X
$56
$440
CHINA
US

China's **per-capita prestige beauty spend** remains far below the U.S., signaling clear headroom for **continued premiumization**

Growth of Top 5 Local Beauty Groups[2]
(YoY%)


+37.0%
+30.8%
+9.1%
+2.1%
CY23
CY24
CY25
CY26 1H

After rapid expansion, leading **C-Beauty players** are now seeing growth normalize

Source: 1. Euromonitor, Fixed 2025 ex. rates; Beauty Market = Skincare, Color Cosmetics, Fragrance and Hair Care; Prestige represent the premium segments of these categories; CY30 represents Company forecasts; Per Capita Prestige Spend = Prestige Market Size/Female population aged 15-64 y.o.
2. Financial Report. Top 5 Local Groups: Proya, Chicmax, MCP, Giant Biogene, Botanee.

Source: 1. Penetration in female consumers, Kantar CY25 PRESTIGE BEAUTY INDUSTRY GROWTH +7.6% FY26 vs. FY25 FY25 Q3 Q4 FY26 Q1 Q2 Q3 Q4 FY27 Q1 Prestige Beauty Industry Growth YoY 0.2% 3.2% 12.5% 10.4% 8.1% 9.3% 6.3% 6.7% ELC China Retail Sales Growth YoY 6.5% 8.1% 7.8% 3.2% 7.6%7.2% CHINA’S PRESTIGE BEAUTY MARKET EXPERIENCED SEQUENTIAL RECOVERY SINCE FY25 Q3 SUSTAINED RECOVERY IN PRESTIGE BEAUTY Based on Beauté Research Data CATEGORY OPPORTUNITIES Significant growth opportunity in underpenetrated Makeup & Fragrance MOB% YoY Penetration1 Skin Care +7% 26% Makeup +6% 12% Fragrance +15% 4% Prestige Categories (FY26) 65% 23% 12% Based on Beauté Research Data

ELC CHINA IS A SCALED BUSINESS WITH BEST-IN-CLASS CONSUMER REACH

ELC LEADERSHIP IN CHINA

ELC CHINA DOMESTIC
Retail Sales Growth (FY26)

+10%

PRESTIGE BEAUTY SHARE
(FY26)

22.2%
+0.5pt YoY
Based on Beauté Research

YEARS IN CHINA

33

BRANDS IN CHINA

17

CONSUMER-CENTRIC COVERAGE

ELC DOORS
FY26 Year End

1,152

CITIES WITH ELC DOORS
FY26 Year End

154

ONLINE
Mix of Reported Net Sales (FY26)

57%
+16% YoY [1]
Presence across China's leading e-commerce and social platforms

DIRECT-TO-CONSUMER
Mix of Reported Net Sales (FY26)

53%
Proprietary consumer data enables us to maximize life-long customer value

NEW CONSUMER ACQUISITION
FY26

12M
+25% YoY

ACCUMULATED CONSUMER
Through FY26

~100M

Note: 1. Online Organic Net Sales Growth; Total Reported Online Sales Growth +19% YoY

ESTABLISHED A POWERFUL BRAND PORTFOLIO COVERING SKIN CARE, MAKEUP, FRAGRANCE, AND HAIR CARE

SKIN CARE

- ESTÉE LAUDER — #1 AWARENESS[1]
- LA MER — #1 LUXURY BRAND[2]
- CLINIQUE — PIONEERED POST-DERM CARE, UNLOCKING CHINA TURNAROUND
- The Ordinary. — #1 NEW BRAND OVER PAST 5 YEARS[2]
- ORIGINS — ECO-FRIENDLY BRAND
- Dr.Jart+ — K BEAUTY BRAND
- LAB SERIES — #2 BRAND IN MEN CLUSTER[2]
- DARPHIN — OIL-BASED SKIN CARE

MAKEUP

- ESTÉE LAUDER — #1 FOUNDATION[2]
- MAC — #1 ARTISTRY BRAND ONLINE[2]
- TOM FORD — #1 MAKEUP SHARE WINNER[2]
- BOBBI BROWN — RETAIL SALES +10% IN FY26 Q4[2]
- CLINIQUE — RETAIL SALES +78% IN FY26[2]

FRAGRANCE

- JO MALONE LONDON — #1 ARTISANAL BRAND[2]
- LE LABO — #1 FRAGRANCE SHARE WINNER[2]
- TOM FORD — RETAIL SALES +22% IN FY26[2]
- Kilian — RETAIL SALES +61% IN FY26[2]
- EDITIONS DE PARFUMS FREDERIC MALLE — RETAIL SALES +8% IN FY26[2]

HAIR CARE

- AVEDA — 100% VEGAN

Source: 1 Brand Health Tracker 2 Beauty Research

Source: Beauté Research ELC CHINA HAS OUTPACED THE PRESTIGE BEAUTY INDUSTRY OVER THE PAST SEVEN QUARTERS FY26 ELC SHARE GAIN +0.5pts In FY26, ELC Gained Share Across Prestige Categories BASED ON BEAUTÉ RESEARCH DATA SKIN CARE +0.5pts Share gain +0.4pts Share gain +1.0pts Share gain MAKEUP FRAGRANCE +130 +70 +82 +54 +64 ELC Has Gained Prestige Beauty Share for 7 Straight Quarters BASED ON BEAUTÉ RESEARCH DATA ELC Share Change in Prestige Beauty Industry (YoY, Basis Points) FY25 Q3 Q4 FY26 Q1 Q2 FY27 Q1 +18 Q3 +35 Q4

Action Plan Priority #1 ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE Meet consumers where they are through local insights and integrated coverage Action Plan Priority #2 CREATE TRANSFORMATIVE INNOVATION From China-for-China to China-for-The-World Action Plan Priority #3 BOOST CONSUMER-FACING INVESTMENTS China is reimagining how prestige brands build desire across all touchpoints Action Plan Priority #4 FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES Digital leadership + agility + AI-powered productivity BEAUTY REIMAGINED IN CHINA: Building Distinctive Capabilities for a Fast-Evolving Prestige Beauty Industry

Notes: 1. FY19: Tmall, WeChat, Brand.com, China Merchants Bank; FY26: Tmall, JD, Douyin, VIP, WeChat Mini Program, WeChat Store, Brand.com, Little Red Book, PDD. 2. Online Organic Net Sales Growth; Total Reported Online Sales Growth +19% YoY SCALING OUR DIGITAL PRESENCE FOR BROADER COVERAGE AND NATIONAL REACH ONLINE: ONLINE IS OUR MEDIA Creating Awareness and Equity OPERATIONAL EXCELLENCE Real-time AI insights Real-time media optimization End-To-End maximization Real-time omni experience and lifetime value management BROAD, NATIONAL REACH Serving consumers beyond physical store coverage 690+ FY26 CITIES COVERED 57% FY26 ONLINE MIX OF REPORTED NET SALES +16% FY26 vs. FY25 ONLINE ORGANIC NET SALES GROWTH2 2.5B FY26 UNIQUE VISITS EXPANDING DIGITAL FOOTPRINT Expansion Continues 30 FY19 84 FY26 DIGITAL FLAGSHIPS 4E-COMMERCE PLATFORMS1 9 FY19 FY26

OFFLINE:

EXPAND OFFLINE SELECTIVELY BY BRAND, CITY AND CONSUMER DEMAND

STORE IS OUR MEDIA attracting young, social & lifestyle-driven consumers


LA MER
LA MER
LA MER

690+
Cities in China

154
Cities with ELC Presence

ELC Retail Footprint
(# of doors)


+315
+248
837
1,152
1,400[1]
FY19
FY26
FY30

Meaningful Opportunity for Expansion

3M signature service delivered in FY26

Notes: 1. 102 new opening a year, FY27-30 (Plan); FY27 planned closure: -64. Assume -32 closures a year FY28-30.

Notes: 1. FY27 Chinese Valentine’s Day vs. FY26 Chinese Valentine’s Day 2. Douyin, time during Beauty of Glory IP period vs. last year same period Tmall JD.com Douyin (TikTok) E-COMMERCE PLATFORMS SOCIAL MEDIA Red Book Douyin (TikTok) Tencent Bilibili OFFLINE RETAILERSDEEP STAKEHOLDER RELATIONSHIPS Beauty of Glory co-created by MAC x Douyin Immersive makeup competition reality show ~3x average watch time, 7x GMV, 50M+ topic views2 EXAMPLE Secured landmark location for Le Labo at Xintiandi through strong retailer partnership Omni experience Outsized organic buzz and traffic Industry-leading productivity EXAMPLE JD x La Mer x Porsche campaign activating men’s premium gifting Category-leading search and share of voice New consumers +39%1, male consumers +15%1 EXAMPLE TAILOR-MADE PLAN FOR EACH KEY ACCOUNT | PLATFORM INNOVATION | BIG DATA PARTNERSHIP | JOINT BUSINESS PLAN

Action Plan Priority #1 ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE Meet consumers where they are through local insights and integrated coverage Action Plan Priority #2 Action Plan Priority #3 BOOST CONSUMER-FACING INVESTMENTS China is reimagining how prestige brands build desire across all touchpoints Action Plan Priority #4 FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES Digital leadership + agility + AI-powered productivity BEAUTY REIMAGINED IN CHINA: Building Distinctive Capabilities for a Fast-Evolving Prestige Beauty Industry CREATE TRANSFORMATIVE INNOVATION From China-for-China to China-for-The-World

CHINA INNOVATION CENTER (CIC) CHINA INNOVATION CENTER: POWERING INNOVATION FOR CHINA WITH GLOBAL IMPACT 12,000 m2 fully-equipped lab space ~30% of Global Innovation Sales in Fiscal 2027 from CIC Led 60 New Product Launches with $700M gross sales in FY26 Average project lead-time from concept to market: 9-15 months Quickly act on local trends & ensure deep alignment with local skin needs

CLINIQUE CX RHC CLINIQUE CX PDRN DR.JART+ KX On Counter Date: Dec ’24 On Counter Date: July ’26 On Counter Date: Jan ’25 CHINA FOR CHINA LA MER BALANCING TREATMENT LOTION RE-NUTRIV OIL CLINIQUE CITYBLOCK UV On Counter Date: Apr ’25 On Counter Date: Dec ’25 On Counter Date: Mar ’26 CHINA FOR THE WORLD CHINA MOVES OPPORTUNITIES FROM INSIGHT TO SHELF AT SPEED

BEAUTY X: PARTNER WITH LEADING LOCAL PLAYERS TO ACCELERATE ACCESS TO CUTTING-EDGE EXPERTISE BEAUTY X Open innovation program competition 80% proof-of-concept rate, significantly above industry benchmarks WHERE WE FOCUS Areas with greatest opportunity for transformation Biotechnology AI Consumer experiences Operational excellence 2024 Launched in China 1,000+ start-ups attracted

SCALING GLOBAL EXCELLENCE WITH LOCAL RELEVANCE—A UNIQUE ELC ADVANTAGE IN CHINA GLOBAL FOR CHINAGLOBAL

Action Plan Priority #1 ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE Meet consumers where they are through local insights and integrated coverage Action Plan Priority #2 Action Plan Priority #3 Action Plan Priority #4 CREATE TRANSFORMATIVE INNOVATION From China-for-China to China-for-The-World FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES Digital leadership + agility + AI-powered productivity BOOST CONSUMER-FACING INVESTMENTS China is reimagining how prestige brands build desire across all touchpoints BEAUTY REIMAGINED IN CHINA: Building Distinctive Capabilities for a Fast-Evolving Prestige Beauty Industry

360 BRAND EQUITY BUILDING DRIVING DESIRABILITY AMONG CHINESE CONSUMERS ADVERTISING SOCIAL SEEDING E-COMMERCE AS MEDIA THE PHYSICAL EXPERIENCE AS MEDIA

PR EVENTS, OUTPOSTS AND CITY TAKEOVERS ARE OUR MOVING 3D MEDIA

SKIN DIAGNOSTIC FOR PERSONALIZED SOLUTIONS Clinique Skin Diagnostic IN-STORE ACTIVATIONS Jo Malone London Christmas SIGNATURE SERVICE FROM EACH BRAND Aveda Hair Salon INDULGING FACIAL EXPERIENCE La Mer SPA Every La Mer store has cabin service CHINA IS A GLOBAL PIONEER OF HIGH-TOUCH EXPERIENTIAL RETAIL

Action Plan Priority #1 ACCELERATE BEST-IN-CLASS CONSUMER COVERAGE Meet consumers where they are through local insights and integrated coverage Action Plan Priority #2 Action Plan Priority #3 Action Plan Priority #4 CREATE TRANSFORMATIVE INNOVATION From China-for-China to China-for-The-World BOOST CONSUMER-FACING INVESTMENTS China is reimagining how prestige brands build desire across all touchpoints Digital leadership + agility + AI-powered productivity FUEL SUSTAINABLE GROWTH THROUGH BOLD EFFICIENCIES BEAUTY REIMAGINED IN CHINA: Building Distinctive Capabilities for a Fast-Evolving Prestige Beauty Industry

WE HAVE INTEGRATED AI TO SUPERCHARGE OUR MARKETING EFFECTIVENESS AND OPERATIONAL EFFICIENCY AI PAGE DESIGN SMART BEAUTY ADVISORSAI LIVESTREAM AI STOREAI GENERATED CONTENT

ELC CHINA HAS ESTABLISHED ONE OPERATING MODEL FROM 2012 TO ENABLE GREATER SPEED, AGILITY AND EFFICIENCY VALUE CHAIN State-of-the-art Fulfillment Capabilities SHANGHAI FULFILLMENT CENTER • 3-in-1: Connects bonded warehouse with main DC and Online warehouse • Highly automated order fulfillment and delivery, lights-out operations running 24/7 • Maximum capacity: 400K+ orders per day ONE TEAM Consumer-led & Expert-enabled ONE TEAM GREATER IMPACT TOGETHER Creative Retail Excellence Corporate E-Commerce Enterprise Marketing & Data Store Design & Visual Merchandising STRATEGIC OUTSOURCING For Optimal Efficiency & Quality China’s outsourcing strategy backdated to 2012 to maximize domain expertise and unlock operation agility Domain-based “ELC China × External Partners” model adopted with stringent Service Level Agreement, high- performance output and favorable terms E-COMMERCE FINANCE HR TECHNOLOGY CROSS-FUNCTIONAL MARKETING

CHINA IS MORE THAN A GROWTH MARKET IT IS A BLUEPRINT FOR ELC’S NEXT CHAPTER